Exhibit 35.2

ANNUAL STATEMENT OF COMPLIANCE

of

CWCAPITAL ASSET MANAGEMENT LLC

In accordance with the requirements of the applicable Servicing Agreement for the transactions listed on Schedule I hereto, the undersigned, James P. Shevlin, as President/Chief Operating Officer of CWCapital Asset Management LLC (“CWCAM”), hereby certifies as of the date hereof, solely in his capacity and as an authorized officer of CWCAM and not in his individual capacity, subject to any limitations listed on Schedule I, as follows:

(a)

A review of CWCAM’s activities during the periods noted on Schedule I (each, a “Reporting Period”) and of CWCAM’s performance under the applicable Servicing Agreement has been made under my supervision; and

(b)

To the best of my knowledge, based on such review, CWCAM has fulfilled all of its obligations under the applicable Servicing Agreement in all material respects throughout the applicable Reporting Period.

Dated:	March 1, 2021

CWCapital Asset Management LLC

/s/ James P. Shevlin
James P. Shevlin
President/Chief Operating Officer

/s/ Bruce Cunningham
Bruce Cunningham
Chief Financial Officer

Schedule I:

Transaction	Servicing Agreement	Servicing Agreement Date	CWCAM Role	Reporting Period
Aventura 2018-AVM	Trust and Servicing Agreement	06/29/2018	Special Servicer	01/01/2020 – 12/31/2020
BACM 2007-1	Pooling and Servicing Agreement	02/01/2007	Special Servicer	01/01/2020 – 12/31/2020
BACM 2007-5	Pooling and Servicing Agreement	12/01/2007	Special Servicer	01/01/2020 – 12/31/2020
BACM 2008-1	Pooling and Servicing Agreement	06/01/2008	Special Servicer	01/01/2020 – 12/31/2020
BANCORP 2019-CRE6	Pooling and Servicing Agreement	09/26/2019	Special Servicer	01/01/2020 – 12/31/2020
BANK 2017-BNK5	Pooling and Servicing Agreement	06/01/2017	General Special Servicer	01/01/2020 – 12/31/2020
BANK 2020-BNK27	Pooling and Servicing Agreement	06/01/2020	Special Servicer	06/26/2020-12/31/2020
BENCHMARK 2018-B4	Pooling and Servicing Agreement	07/01/2018	Special Servicer	01/01/2020 – 12/31/2020
BENCHMARK 2018-B8	Pooling and Servicing Agreement	12/01/2018	Special Servicer	01/01/2020 – 12/31/2020
BENCHMARK 2019-B13	Pooling and Servicing Agreement	10/01/2019	Special Servicer	01/01/2020 – 12/31/2020
BHMS 2018-ATLS	Trust and Servicing Agreement	07/09/2018	Special Servicer	01/01/2020 – 12/31/2020
BMARK 2018-B2	Pooling and Servicing Agreement	02/01/2018	Special Servicer	01/01/2020 – 12/31/2020
BSCMS 2007-PWR18	Pooling and Servicing Agreement	12/01/2007	General Special Servicer	12/15/2020 – 12/31/2020
BX 2017-CQHP	Trust and Servicing Agreement	11/30/2017	Special Servicer	08/27/2020-12/31/2020
BX 2019-ATL	Trust and Servicing Agreement	10/09/2019	Special Servicer	01/01/2020 – 12/31/2020
CD 2007-CD4	Pooling and Servicing Agreement	03/01/2007	Special Servicer	01/01/2020 – 12/11/2020
CF 2019-MF1	Trust and Servicing Agreement	08/21/2019	Special Servicer	01/01/2020 – 12/31/2020
CFCRE 2016-C3	Pooling and Servicing Agreement	01/01/2016	Special Servicer	01/01/2020 – 12/31/2020

Transaction	Servicing Agreement	Servicing Agreement Date	CWCAM Role	Reporting Period
CGCMT 2016-P4	Pooling and Servicing Agreement	07/01/2016	Special Servicer	01/01/2020 – 12/31/2020
CGCMT 2016-P6	Pooling and Servicing Agreement	12/01/2016	Special Servicer	01/01/2020 – 12/31/2020
CGCMT 2020-GC46	Pooling and Servicing Agreement	02/01/2020	Special Servicer	02/26/2020-12/31/2020
CLNY 2019-IKPR	Trust and Servicing Agreement	12/05/2019	Special Servicer	01/01/2020 – 11/03/2020
COBALT 2007-C2	Pooling and Servicing Agreement	04/01/2007	Special Servicer	01/01/2020 – 12/31/2020
COBALT 2007-C3	Pooling and Servicing Agreement	08/01/2007	Special Servicer	01/01/2020 – 12/31/2020
COMM 2013-CCRE11	Pooling and Servicing Agreement	10/01/2013	Special Servicer	01/01/2020 – 12/31/2020
COMM 2015-CCRE23	Pooling and Servicing Agreement	05/01/2015	Special Servicer	01/01/2020 – 12/31/2020
COMM 2015-CCRE25	Pooling and Servicing Agreement	08/01/2015	Special Servicer	01/01/2020 – 12/31/2020
COMM 2015-CCRE26	Pooling and Servicing Agreement	10/01/2015	Special Servicer	01/01/2020 – 12/31/2020
COMM 2016-CCRE28	Pooling and Servicing Agreement	02/01/2016	Special Servicer	01/01/2020 – 12/31/2020
COMM 2016-DC2	Pooling and Servicing Agreement	03/01/2016	Special Servicer	01/01/2020 – 12/31/2020
COMM 2019-GC44	Pooling and Servicing Agreement	12/01/2019	Special Servicer for the 180 Water Whole Loan	09/09/2020-12/31/2020
CPTS 2019-CPT	Trust and Servicing Agreement	11/09/2019	Special Servicer	01/01/2020 – 12/31/2020
CSAIL 2017-CX10	Pooling and Servicing Agreement	11/01/2017	Special Servicer	01/01/2020 – 12/31/2020
CSFB 2007-C4	Pooling and Servicing Agreement	09/01/2007	Special Servicer No. 1	01/01/2020 – 02/20/2020
CSMC 2008-C1	Pooling and Servicing Agreement	04/01/2008	Special Servicer	01/01/2020 – 12/31/2020
CSMC 2014-USA	Trust and Servicing Agreement	09/11/2014	Special Servicer	01/01/2020 – 12/31/2020

Transaction	Servicing Agreement	Servicing Agreement Date	CWCAM Role	Reporting Period
DBJPM 2020-C9	Pooling and Servicing Agreement	08/01/2020	Special Servicer	08/28/2020-12/31/2020
DBUBS 2011-LC3	Pooling and Servicing Agreement	08/01/2011	Pooled Special Servicer	01/01/2020 – 06/18/2020
DCOT 2019-MTC	Trust and Servicing Agreement	10/30/2019	Special Servicer	01/01/2020 – 12/31/2020
GRACE 2014-GRCE	Trust and Servicing Agreement	06/06/2014	Special Servicer	01/01/2020 – 12/31/2020
GSMS 2012-GCJ7	Pooling and Servicing Agreement	06/01/2012	Special Servicer	01/01/2020 – 12/31/2020
GSMS 2014-GC22	Pooling and Servicing Agreement	06/01/2014	Special Servicer	01/01/2020 – 12/31/2020
GSMS 2014-GC26	Pooling and Servicing Agreement	12/01/2014	Cypresswood Court Shopping Center Special Servicer	01/01/2020 – 12/31/2020
GSMS 2015-GC32	Pooling and Servicing Agreement	07/01/2015	Special Servicer	01/01/2020 – 12/31/2020
GSMS 2018-RIVR	Trust and Servicing Agreement	07/27/2018	Special Servicer	01/01/2020 – 12/31/2020
GSMS 2019-BOCA	Trust and Servicing Agreement	06/26/2019	Special Servicer	01/01/2020 – 12/31/2020
GSMS 2020-GC45	Pooling and Servicing Agreement	01/01/2020	Starwood Special Servicer	01/30/2020-12/31/2020
GSMS 2020-TWN3	Trust and Servicing Agreement	11/04/2020	Special Servicer	11/04/2020 – 12/31/2020
HILT 2016-HHV	Trust and Servicing Agreement	11/28/2016	Special Servicer	01/01/2020 – 12/31/2020
Hudson Yards 2019-55HY	Trust and Servicing Agreement	12/06/2019	Special Servicer	01/01/2020 – 12/31/2020
JPMBB 2015-C33	Pooling and Servicing Agreement	11/01/2015	Special Servicer	01/01/2020 – 12/31/2020
JPMC 2006-CIBC17	Pooling and Servicing Agreement	11/28/2006	Special Servicer	01/01/2020 – 12/31/2020
JPMC 2006-LDP9	Pooling and Servicing Agreement	12/01/2006	Special Servicer	01/01/2020 – 12/31/2020

Transaction	Servicing Agreement	Servicing Agreement Date	CWCAM Role	Reporting Period
JPMCC 2008-C2	Pooling and Servicing Agreement	05/01/2008	Special Servicer	01/01/2020 – 12/31/2020
JPMC 2018-LAQ	Trust and Servicing Agreement	07/6/2018	Special Servicer	01/01/2020 – 12/31/2020
JPMCC 2013-C16	Pooling and Servicing Agreement	11/01/2013	Special Servicer	01/01/2020 – 12/31/2020
JPMCC 2017-JP7	Pooling and Servicing Agreement	07/01/2017	Special Servicer	01/01/2020 – 12/31/2020
JPMCC 2018-ASH8	Trust and Servicing Agreement	02/28/2018	Special Servicer	07/02/2020-12/31/2020
JPMCC 2019-ICON UES	Trust and Servicing Agreement	05/16/2019	Special Servicer	01/01/2020 – 12/31/2020
JPMCC 2020-NNN	Trust and Servicing Agreement	03/05/2020	Special Servicer	03/05/2020-12/31/2020
JPMDB 2017-C5	Pooling and Servicing Agreement	03/01/2017	Special Servicer	01/01/2020 – 12/31/2020
LBUBS 2006-C6	Pooling and Servicing Agreement	09/11/2006	Special Servicer	04/01/2020-12/31/2020
MLCFC 2006-1	Pooling and Servicing Agreement	03/01/2006	Special Servicer	01/01/2020 – 12/31/2020
MLCFC 2006-4	Amended and Restated Pooling and Servicing Agreement dated as of December 1, 2006	03/12/2010	Special Servicer	03/30/2020-12/31/2020
MLCFC 2007-5	Pooling and Servicing Agreement	03/01/2007	Special Servicer	01/01/2020 – 12/31/2020
MLCFC 2007-6	Amended and Restated Pooling and Servicing Agreement dated as of April 1, 2007	02/21/2017	Special Servicer	03/30/2020-12/31/2020
MLMT 2006-C1	Pooling and Servicing Agreement	05/01/2006	Special Servicer	01/01/2020 – 12/31/2020
MOFT 2020-ABC	Trust and Servicing Agreement	02/26/2020	Special Servicer	02/26/2020-12/31/2020
MSBAM 2013-C8	Pooling and Servicing Agreement	02/01/2013	Special Servicer	05/11/2020-12/31/2020

Transaction	Servicing Agreement	Servicing Agreement Date	CWCAM Role	Reporting Period
MSBAM 2014-C19	Pooling and Servicing Agreement	12/01/2014	Special Servicer for the Linc LIC Loan Pair	01/01/2020 – 12/31/2020
MSBAM 2015-C21	Pooling and Servicing Agreement	02/01/2015	Excluded Mortgage Loan Special Servicer	01/01/2020 – 12/31/2020
MSBAM 2015-C27	Pooling and Servicing Agreement	11/01/2015	Special Servicer	01/01/2020 – 12/31/2020
MSC 2016-UBS11	Pooling and Servicing Agreement	08/01/2016	Special Servicer	01/01/2020 – 12/31/2020
MSCI 2016-UBS9	Pooling and Servicing Agreement	03/01/2016	Special Servicer	01/01/2020 – 12/31/2020
MSC 2019-PLND	Trust and Servicing Agreement	05/30/2019	Special Servicer	01/01/2020 – 12/31/2020
UBS 2012-C2	Pooling and Servicing Agreement	07/01/2012	Special Servicer	01/01/2020 – 06/23/2020
UBS 2017-C1	Pooling and Servicing Agreement	06/01/2017	Special Servicer	01/01/2020 – 12/31/2020
VNDO 2016 -350P	Trust and Servicing Agreement	12/06/2016	Special Servicer	01/14/2020-12/31/2020
WBCMT 2006-C23	Pooling and Servicing Agreement	03/01/2006	Special Servicer	01/01/2020 – 12/31/2020
WBCMT 2006-C28	Pooling and Servicing Agreement	10/01/2006	Special Servicer	01/01/2020 – 12/31/2020
WBCMT 2007-C33	Pooling and Servicing Agreement	08/01/2007	Special Servicer	01/01/2020 – 12/31/2020
WBCMT 2007-C34	Pooling and Servicing Agreement	11/01/2007	Special Servicer	01/01/2020 – 12/31/2020
WBHT 2019-WBM	Trust and Servicing Agreement	02/20/2019	Special Servicer	01/01/2020 – 12/31/2020
WFCM 2016-C35	Pooling and Servicing Agreement	07/01/2016	General Special Servicer	01/01/2020 – 12/31/2020
WFCM 2016-NXS6	Pooling and Servicing Agreement	10/01/2016	Special Servicer	01/01/2020 – 12/31/2020

Transaction	Servicing Agreement	Servicing Agreement Date	CWCAM Role	Reporting Period
WFCM 2019-JWDR	Trust and Servicing Agreement	10/08/2019	Special Servicer	01/01/2020 – 12/31/2020
WFRBS 2013-C11	Pooling and Servicing Agreement	02/01/2013	Special Servicer	01/01/2020 – 12/31/2020
WFRBS 2013-C15	Pooling and Servicing Agreement	08/01/2013	General Special Servicer	01/01/2020 – 12/31/2020
WFRBS 2013-UBS1	Pooling and Servicing Agreement	12/01/2013	Special Servicer	01/01/2020 – 12/31/2020
WFRBS 2014-C21	Pooling and Servicing Agreement	08/01/2014	General Special Servicer	01/01/2020 – 12/31/2020
WFRBS 2014-C22	Pooling and Servicing Agreement	09/01/2014	General Special Servicer	01/01/2020 – 12/31/2020
WFRBS 2014-C23	Pooling and Servicing Agreement	09/01/2014	General Special Servicer	01/01/2020 – 12/31/2020
WFRBS 2014-C25	Pooling and Servicing Agreement	12/1/2014	Special Servicer	01/01/2020 – 12/31/2020